HISTORICAL LOSS AND LAE DEVELOPMENT	12 Months Ended
Dec. 31, 2011
HISTORICAL LOSS AND LAE DEVELOPMENT
HISTORICAL LOSS AND LAE DEVELOPMENT

6. HISTORICAL LOSS AND LAE DEVELOPMENT

The table which follows is a reconciliation of our unpaid losses and settlement expenses (LAE) for the years 2011, 2010 and 2009.

(in thousands)	2011	2010	2009
Unpaid losses and LAE at beginning of year:
Gross	$1,173,943	$1,146,460	$1,159,311
Ceded	(354,163)	(336,392)	(350,284)
Net	$819,780	$810,068	$809,027
Unpaid losses and LAE:
CBIC - Acquisition Date:
April 28, 2011
Gross	$72,387	$—	$—
Ceded	(18,881)	—	—
Net	$53,506	$—	$—
Increase (decrease) in incurred losses and LAE:
Current accident year	$310,145	$284,575	$269,965
Prior accident years	(110,061)	(83,243)	(66,577)
Total incurred	$200,084	$201,332	$203,388
Loss and LAE payments for claims incurred:
Current accident year	$(89,924)	$(43,945)	$(41,890)
Prior accident year	(186,537)	(147,675)	(160,457)
Total paid	$(276,461)	$(191,620)	$(202,347)
Net unpaid losses and LAE at end of year	$796,909	$819,780	$810,068
Unpaid losses and LAE at end of year:
Gross	$1,150,714	$1,173,943	$1,146,460
Ceded	(353,805)	(354,163)	(336,392)
Net	$796,909	$819,780	$810,068

The differences from our initial reserve estimates emerged as changes in our ultimate loss estimates as we updated those estimates through our reserve analysis process. The recognition of the changes in initial reserve estimates occurred over time as claims were reported, initial case reserves were established, initial reserves were reviewed in light of additional information and ultimate payments were made on the collective set of claims incurred as of that evaluation date. The new information on the ultimate settlement value of claims is continually updated until all claims in a defined set are settled. As a small specialty insurer with a diversified product portfolio, our experience will ordinarily exhibit fluctuations from period to period. While we attempt to identify and react to systematic changes in the loss environment, we also must consider the volume of experience directly available to us and interpret any particular period’s indications with a realistic technical understanding of the reliability of those observations.

The table below summarizes our prior accident years’ loss reserve development by segment for 2011, 2010 and 2009:

(FAVORABLE)/UNFAVORABLE RESERVE DEVELOPMENT BY SEGMENT

(in thousands)	2011	2010	2009
Casualty	$(83,892)	$(64,602)	$(65,523)
Property	(18,453)	(8,271)	3,434
Surety	(7,716)	(10,370)	(4,488)
Total	$(110,061)	$(83,243)	$(66,577)

A discussion of significant components of reserve development for the three most recent calendar years follows:

2011. During 2011, all of our segments experienced favorable emergence from prior years’ reserve estimates. From the casualty segment there was $83.9 million of favorable development coming mostly from accident years 2006 through 2009. Again this year, the expected loss ratios initially used to establish carried reserves for these accident years proved to be higher than required. This resulted in loss emergence significantly lower than expected. This was predominantly caused by favorable frequency and severity trends that continued to be considerably less than our long-term expectations. In addition, we believe this to be the result of our underwriters’ risk selection which has mostly offset price declines and loss cost inflation. Nearly all of our casualty products contributed to the favorable development, but this was particularly true for our general liability product. It was by far the largest contributor at $37.3 million and was driven primarily by the construction classes. Other significant favorable development came from our commercial umbrella, personal umbrella and transportation products in amounts of $15.1 million, $7.7 million and $6.9 million, respectively. In addition, our program business, much of which is in runoff, was responsible for $6.2 million of the total. Unfavorable development came from the asbestos and environmental exposures associated with business assumed in the 1970’s and 1980’s which totaled $1.5 million.

The property segment experienced $18.5 million of favorable development in 2011. Of this amount, $8.5 million came from the marine product in accident years 2008 through 2010. The longer-tailed hull, protection & indemnity and liability coverages were responsible for most of the total. The difference in conditions product was also a contributor in 2011 with $7.0 million of favorable development that was primarily the result of the favorable final resolution of a claim arising from the 1994 Northridge earthquake. Other products having favorable development were assumed crop, assumed facultative reinsurance and homeowners.

The surety segment contributed $7.7 million of favorable emergence in 2011. Accident years 2010 and 2009 were responsible for the majority of that development. The biggest contributors by product were contract, energy and commercial with favorable development of $3.9 million, $2.2 million and $2.0 million, respectively. We have been monitoring these products for the last few years for signs of adverse experience caused by the economic environment. In prior years we had not seen much evidence of stress on our customers, however, this began to change somewhat in 2011, particularly with respect to contract surety. This did not significantly affect development on prior accident years but did affect loss estimates for the current accident year.

2010. During 2010, we experienced favorable loss emergence from prior years’ reserve estimates across all of our segments. For our casualty segment, we experienced $64.6 million of favorable development, predominantly from the accident years 2006 through 2008. In retrospect, the expected loss ratios initially used to establish carried reserves for these accident years proved to be higher than required, which resulted in loss emergence significantly lower than expected. This was predominantly caused by favorable frequency and severity trends that continued to be considerably less than we expect over the long term. This was particularly true for our personal umbrella, transportation and executive products which experienced favorable loss development of $17.7 million, $11.6 million and $9.1 million, respectively. We also saw favorable loss emergence across most of our other casualty business including our commercial umbrella, program and general liability products. The experience on program business was a reversal compared to our experience in recent years. The contribution from general liability was much smaller than in previous years because of adverse experience on owner, landlord and tenant (non-construction) classes. This affected development on accident year 2009 in particular. In addition, we realized favorable development from some runoff casualty business including environmental and asbestos exposures. This was enhanced by successful reinsurance recovery efforts.

Our property segment realized $8.3 million of favorable loss development in 2010. Most of the development came from accident years 2009 and 2008. Marine business was the primary driver of the favorable development accounting for $4.6 million. The corrective actions taken in 2009 had a positive impact on 2010 results, particularly in the hull, protection & indemnity and marine liability products. Nearly every other property product experienced favorable development with the difference in conditions, assumed facultative reinsurance and runoff construction products having the most favorable results.

The surety segment experienced $10.4 million of favorable emergence in 2010. Accident year 2009 produced nearly all of the favorable development. The contract and commercial surety products were responsible for the majority of the favorable development, contributing $5.4 million and $3.7 million, respectively. We have been monitoring these products closely for signs of adverse experience caused by the condition of the economy over the last few years. To date, the impact has been much less than we thought likely and this is largely responsible for the favorable development.

2009. During 2009, we experienced favorable loss emergence from prior years’ reserve estimates across our casualty and surety segments, which were partially offset by unfavorable loss emergence in our property segment. For our casualty segment, we experienced $65.5 million of favorable development, predominantly from the accident years 2003 through 2008. In retrospect, the expected loss ratios initially used to set booked reserves for these accident years proved to be conservative, which resulted in loss emergence significantly lower than expected. This was predominantly caused by favorable frequency and severity trends that were considerably less than we would expect over the long term. This was particularly true for our general liability, personal umbrella and transportation products, which experienced favorable loss development of $38.2 million, $11.2 million and $10.1 million, respectively. The construction class was the largest contributor to the favorable emergence in the general liability product. We also saw favorable loss emergence across almost all of our other casualty products including our commercial umbrella products and executive products group. Offsetting this favorable trend, our program business experienced $4.5 million of unfavorable prior years’ loss development during the year, almost all in the 2008 accident year. We re-underwrote and downsized this product offering during 2009. We also realized $5.2 million of unfavorable development from some runoff casualty business from accident year 1987 related to environmental and asbestos exposures and the resulting changes in collectibility estimates.

Our property segment realized $3.4 million of unfavorable loss development in 2009. Most of this emergence was in accident years 2007 and 2008 and the direct result of the longer-tailed coverage within our marine business. We entered the marine business in 2005 and it had grown steadily until the first half of 2009. We had relied extensively on external loss development patterns to that point. Our losses have developed much more slowly than would be expected particularly in the hull, protection & indemnity and marine liability lines. As a result, we booked $11.4 million of adverse development on prior years’ reserves. We took underwriting action in 2009, exiting certain heavy commercial segments of the book and reorganizing the business. Offsetting the marine development was favorable development on catastrophes including $4.2 million from the 2008 hurricanes and Midwest food. We also observed favorable loss emergence in our fire and runoff construction businesses.

Our surety segment experienced $4.5 million of favorable emergence in 2009. Almost all of the favorable emergence was from the 2008 accident year. Very little observed loss severity in the commercial surety product resulted in $1.5 million of favorable emergence. Continued improvement in our contract surety loss ratio, resulting from past re-underwriting of the business, led to $3.4 million of favorable loss reserve development. We continue to watch these products closely as they can be significantly impacted by economic downturns. However, there has been no impact to loss frequency or severity up to this point.

ENVIRONMENTAL, ASBESTOS AND MASS TORT EXPOSURES

We are subject to environmental site cleanup, asbestos removal and mass tort claims and exposures through our commercial umbrella, general liability and discontinued assumed casualty reinsurance lines of business. The majority of the exposure is in the excess layers of our commercial umbrella and assumed reinsurance books of business.

The following table represents paid and unpaid environmental, asbestos and mass tort claims data (including incurred but not reported losses) as of December 31, 2011, 2010 and 2009:

(in thousands)	2011	2010	2009
LOSS AND LAE PAYMENTS (CUMULATIVE)
Gross	$91,079	$86,453	$75,544
Ceded	(48,039)	(43,015)	(41,639)
Net	$43,040	$43,438	$33,905
UNPAID LOSSES AND LAE AT END OF YEAR
Gross	$66,429	$72,243	$68,198
Ceded	(31,633)	(36,895)	(20,142)
Net	$34,796	$35,348	$48,056

Our environmental, asbestos and mass tort exposure is limited, relative to other insurers, as a result of entering the affected liability lines after the insurance industry had already recognized environmental and asbestos exposure as a problem and adopted appropriate coverage exclusions.

Calendar year 2011 was a quiet year in aggregate, with small decreases in both gross and net inception-to-date incurred losses. However, there was unfavorable activity in our discontinued assumed reinsurance book, for which incurred losses increased by $2.8 million gross and $2.9 million net. The adverse development was driven by two asbestos claims and one mass tort claim. This was more than offset by favorable development on our direct book.

The decrease in net payments was driven by mass tort claim activity from the 1980’s associated with Underwriter’s Indemnity Company (UIC), which we purchased in 1999. Due to the age of this book and insolvencies of some reinsurers, collectability of reinsurance is often challenging. In 2011, we were able to collect a significant amount of reinsurance associated with a claim that we had settled in 2010. This caused our total net payments for the year to be negative.

During 2010, we experienced elevated payment activity relative to previous years on both a direct and net basis. Most of this activity was driven by mass tort claim activity from the 1980’s associated with UIC. The most significant claims from this book were settled in 2010. We recorded $3.9 million direct and $0.7 million net of incurred losses on these claims in 2010. The resulting payment served to decrease ending reserves. Additionally, there were significant payments associated with our assumed run-off book of reinsurance. Four asbestos claims had payments totaling $1.5 million gross and $1.2 million net. The significant increase in ceded reserves in 2010 was largely due to adjustments for a 2007 marine liability claim, as well as the UIC mass tort claims.

While our environmental exposure is limited, the ultimate liability for this exposure is difficult to assess because of the extensive and complicated litigation involved in the settlement of claims and evolving legislation on such issues as joint and several liability, retroactive liability and standards of cleanup. Additionally, we participate primarily in the excess layers of coverage, where accurate estimates of ultimate loss are more difficult to derive than for primary coverage.